DIREXION FUNDS
HILTON TACTICAL INCOME FUND
INVESTOR CLASS (HCYAX)
INSTITUTIONAL CLASS (HCYIX)

Supplement dated February 14, 2020 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated December 27, 2019

Effective March 1, 2020, the Management Fees, Operating Expense Limitation Cap, and Subadvisory Fee for both the Investor Class Shares and Institutional Class Shares of the Hilton Tactical Income Fund (the “Fund”), a series of the Direxion Funds will be reduced as follows.
	Investor Class		Institutional Class
	Current Fees	New Fees	Current Fees	New Fees
Management Fees	0.90%	0.79%	0.90%	0.79%
Operating Expense Limitation Cap	1.23%	1.12%	0.98%	0.87%
Fee Table and Expense Example Changes
In accordance with these changes, as of March 1, 2020, the “Annual Fund Operating Expenses” table and corresponding “Example” appearing in the summary section of the Fund’s Prospectus under the heading “Fees and Expenses of the Fund” are hereby replaced with the following:
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of purchase, if applicable)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses of the Fund	0.36%	0.36%
Acquired Fund Fees and Expenses(1)	0.39%	0.39%
Total Annual Fund Operating Expenses	1.79%	1.54%
Expense Cap/Reimbursement(2)	-0.28%	-0.28%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.51%	1.26%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 1.12% for Investor Class Shares and 0.87% for Institutional Class Shares of average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$154	$536	$944	$2,082
Institutional Class	$128	$459	$813	$1,811
Statutory Prospectus and SAI Changes
In addition, on page 24 of the Prospectus, the second paragraph under the section “Management of the Fund,” is replaced with the following:
Under an investment advisory agreement between the Trust and Rafferty, the Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.79%.
Additionally, on page 24 of the Prospectus, the third paragraph under the section “Management of the Fund,” is replaced in its entirety with the following:
Rafferty has entered into an Operating Expense Limitation Agreement with the Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 1.12% for the Investor Class Shares and 0.87% for the Institutional Class Shares of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Also, on page 24 of the Prospectus, the sixth paragraph under the section “Management of the Fund,” is replaced in its entirety with the following:
Under an investment subadvisory agreement between Rafferty and Hilton, Rafferty, not the Fund, pays Hilton a subadvisory fee at an annualized rate of 0.59% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2019, the Adviser received net management fees in the amount of 0.00% of the Fund’s average daily net assets.
Additionally, on page 38 of the Fund’s SAI, the fifth and sixth paragraphs under the Section “Investment Adviser” are hereby replaced with the following:
Rafferty has entered into an Operating Expense Limitation Agreement with the Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 1.12% for Investor Class Shares and 0.87% for Institutional Class Shares of the Fund’s average daily net assets. Any waiver or reimbursement is subject to reimbursement by the Fund within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board upon notice to the Adviser and without the approval of Fund shareholders. The agreement may be terminated by the Adviser only with the consent of the Board.
Pursuant to the Advisory Agreement, the Fund pays Rafferty 0.79% at an annual rate based on its average daily net assets.
Finally, on page 39 of the Fund’s SAI, the second paragraph under the Section “Subadvisor” is hereby replaced with the following:
Effective March 1, 2020, for the investment subadvisory services provided to the Fund, Rafferty pays Hilton a subadvisory fee at an annualized rate of 0.59% of the Fund’s average daily net assets from the advisory fee Rafferty receives from the Fund. Rafferty previously paid Hilton a subadvisory fee of 0.70% of the Fund’s average net assets from the investment advisory fee received from the Fund for the period from October 1, 2015 through February 29, 2020 and 0.38% of the Fund’s average daily net assets from the investment advisory fee Rafferty received from the Fund for the period from December 5, 2014 through September 30, 2015.
For more information, please contact the Fund at (833) 547-4417.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.